EXHIBIT 10.7

                     AMENDED AND RESTATED SECURITY AGREEMENT


     AMENDED AND RESTATED SECURITY AGREEMENT ("Agreement"), dated March 7, 1996, as amended and restated as of July 29, 1997, among LOGIMETRICS, INC., a Delaware corporation ("Borrower"), and CERBERUS PARTNERS, L.P., a Delaware limited partnership ("Cerberus"), as Agent (in such capacity, the "Agent") for itself and any other persons who become Holders (as defined below) of any Debentures (as defined below).

                                  INTRODUCTION

     The Borrower has previously issued a series of 12% Convertible Senior Subordinated Debentures due 1998 (collectively, the "Old Debentures"). As required under the Old Debentures, the obligations of the Borrower to the holder of the Old Debentures were secured by liens against assets of the Borrower pursuant to this Agreement.

     In connection with certain waivers granted by the holder of the Old Debentures, the Borrower issued to such holder certain interest notes (collectively, the "Old Interest Notes") which also were secured by liens against assets of the Borrower pursuant to this Agreement.

     The Borrower intends to issue (i) up to $3,583,333 in aggregate principal amount of its Class A 13% Convertible Senior Subordinated Pay-in-Kind Debentures due 1999 (the "Class A Debentures"), (ii) $1,500,000 in aggregate principal amount of its Amended and Restated Class B 13% Convertible Senior Subordinated Pay-in-Kind Debentures due 1999 (the "Class B Debentures") in exchange for the surrender of the Old Debentures, and (iii) $45,000 in aggregate principal amount of its 13% Senior Subordinated Interest Notes (the "Interest Notes") in exchange for the surrender of the Old Interest Notes.

     Pursuant to the terms of the Class A Debentures, in lieu of cash interest otherwise payable thereon, the Company will issue to the holders of the Class A Debentures additional Class A Debentures (the "Class A Accrued Interest Debentures"). Pursuant to the terms of the Class B Debentures, in lieu of cash interest otherwise payable thereon, the Company will issue to the holders of the Class B Debentures additional Class B Debentures (the "Class B Accrued Interest Debentures").

     Pursuant to the terms of the Class A Debentures, the Class B Debentures, the Class A Accrued Interest Debentures, the Class B Accrued Interest Debentures and the Interest Notes (each, a "Debenture" and, collectively, the "Debentures"), the obligations of the Company to the Holders of the Debentures are to be secured by liens on assets of the Company. Accordingly, the Company and Cerberus hereby agree to amend and restate this Agreement as provided herein.

     NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

     1. Definitions.

        1.1 Defined Terms. Capitalized terms in this Agreement shall be defined as follows (and as defined elsewhere in this Agreement):

        "Agent" means Cerberus as agent for the Holders pursuant to this Agreement, or such other Person as shall have been subsequently appointed as a successor agent pursuant to this Agreement.

        "Collateral" means all personal property and fixtures in which the Borrower has or shall have an interest, now or hereafter existing, created or acquired, and wherever located, tangible or intangible, including but not limited to all present and hereafter existing or acquired "accounts", "general intangibles", "equipment", "goods", "inventory" (including raw materials, components, work-in process, finished merchandise and packing and shipping materials), "chattel paper", "documents" and "instruments" (as those terms are defined in the UCC), and money, documents, securities, deposits, books and records pertaining to intangible Collateral regardless of the form in which records are maintained, patents and patent rights, trademarks, copyrights, credits, claims and demands against the Agent or any Holder, and all proceeds, products, returns, additions, accessions and substitutions of and to any of the foregoing.

     "Class A Holders" means the Holders of the Class A Debentures.

     "Class A Majority Holders" means the Holders of at least a majority in aggregate principal amount of the Class A Debentures and Class A Accrued Interest Debentures, taken as a whole, outstanding at the time of determination of such majority.

     "Class B Holders" means the Holders of the Class B Debentures.

     "Class B Majority Holders" means the Holders of at least a majority in aggregate principal amount of the Class B Debentures, Class B Accrued Interest Debentures and Interest Notes, taken as a whole, outstanding at the time of determination of such majority.

     "Holder" shall mean any registered holder of a Debenture.

     "Loan Documents" means the Debentures, this Agreement and any other agreement, assignment or document executed in connection with the Debentures.

     "Obligations" means all indebtedness, obligations, liabilities, and guarantees of any kind of the Borrower to the Agent or any Holders arising under, or in connection with, any of the Debentures or any other Loan Document, now existing or hereafter arising, and whether direct or indirect, acquired outright, conditionally or as collateral security from another, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, whether or not of a nature presently contemplated by the parties or subsequently agreed to by them including, without limitation, all principal, interest, expenses, other sums, duties and obligations owing from time to time under the Debentures.

     "Senior Debt" is defined in the Debentures.

     "Senior Lender" means North Fork Bank and any successor lender permitted under the Debentures.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

     1.2 Rules of Construction. In this Agreement, unless specified otherwise:

          a. "Any" means "any one or more"; "including" means "including without limitation"; "or" means "and/or".

          b. Singular words include plural, and vice versa.

          c. Headings are for convenience only, and do not affect the meaning of any provision;

          d. Reference to an agreement includes reference to its permitted supplements, restatements, amendments and other modifications.

          e. Reference to a law includes reference to any amendment or modification of the law and to any rules or regulations issued thereunder.

          f.  Reference  to  a  person  includes   reference  to  its  permitted
     successors and assigns in the applicable capacity.

          g. Reference to a Section, Exhibit, or Schedule signifies reference to a Section, Exhibit, or Schedule of this Agreement, unless the context clearly indicates otherwise.

          h. "Hereunder," "hereto," "hereof," "herein," and like words, refer to the whole of this Agreement rather than to a particular part hereof, unless the context clearly indicates otherwise.

     1.3 No Strict Construction. The parties acknowledge that this Agreement and the other Loan Documents have been prepared jointly, and shall not be strictly construed against any party.

     2. Grant of Security Interest.

        The Borrower hereby grants to the Agent, for its benefit and the equal and ratable benefit of the Holders, a valid and binding security interest (subject to that pre-existing first security interest in the Collateral held by the Senior Lender) in, and assigns and pledges to the Agent, for its benefit and the benefit of the Holders, the Collateral as security for the full payment, performance, and observance by the Borrower of the Obligations. The Borrower hereby agrees to transfer and deliver to the Agent all Collateral which the Agent is required or entitled to take possession of in order to perfect the security interests, assignments and pledges therein.

     3. Warranties and Agreements. The Borrower warrants and agrees that:

         (a) Collateral location and use. The Borrower's chief executive offices and place of business, its financial books and records relating to the Collateral, and the Collateral, are located at its address for notices contained in Section 15 of this Agreement. The Borrower will not relocate any of the Collateral from said location without the proper written consent of the Class A Majority Holders and the Class B Majority Holders. The Collateral was or will be acquired by the Borrower solely for use in its business at said location, and the Collateral is not and shall not be used for any other use.

         (b) Existing liens, security interests, and encumbrances. The Borrower is the legal owner of all interest in the Collateral and shall keep the Collateral free and clear of liens, security interests, or encumbrances, and will not assign, sell, mortgage, lease, transfer, pledge, grant a security interest in, encumber or otherwise dispose of or abandon any part or all of the Collateral without the prior written consent of the Agent, except for (i) the sale from time to time in the ordinary course of business of the Borrower of such items of Collateral as may constitute all or part of the business inventory of the Borrower, (ii) the security interests granted herein (iii) that certain senior security interest granted by the Borrower to the Senior Lender to secure the Senior Debt in an amount not to exceed $3,000,000 and (iv) any other liens expressly permitted under section 7(c)(ii) of the Debentures.

         (c) Taxes, compliance with laws. The Borrower will make due and timely payment or deposit of all taxes, assessments, or contributions required by law which may be lawfully levied or assessed with respect to any of the Collateral and will execute and deliver to the Agent, on demand, appropriate certificates attesting to the timely payment or deposit of all such taxes, assessments or contributions. The Borrower will use the Collateral for lawful purposes only, and with all reasonable care and caution, and in conformity with all applicable laws, ordinances and regulations. At its own cost and expense the Borrower will keep the Collateral in proper order, repair, and condition.

         (d) Inspection. The Agent (and its designees) shall at all times have free access to and the right of inspection of any part or all of the Collateral and any records of the Borrower (and the right to make extracts from such records), and the Borrower shall deliver to the Agent the originals or true copies of such papers and instruments relating to any or all of the Collateral as the Agent, may request at any time.

         (e) Collateral to remain personal property. The Collateral is now and shall be and remain personal property, notwithstanding the manner in which the Collateral or any part thereof shall be now or hereafter affixed, attached or annexed to real property. The Borrower will obtain and deliver to the Agent such instruments as may be requested by the Agent pursuant to which any person with an interest in any real estate upon which any part of all of the tangible Collateral is now or may hereafter be located consents to the security interest granted herein, disclaims any interest in the tangible Collateral as fixtures, waives in favor of the Agent (as agent and the Holders) all right to distrain or levy upon the Collateral for rent due or to become due from the Borrower, and authorizes the Agent (and its designees) to enter upon any premises of the Borrower at any time and to remove the Collateral.

         (f) Insurance. The Borrower, at its own cost and expense, will insure the Collateral in the name of the Agent (as agent for the Holders) and, if required under the documents evidencing the Senior Debt, the Senior Lender, as their respective interests may appear, against loss or damage by fire and extended coverage, theft, burglary, pilferage, bodily injury and such other risks as the Agent may require, with such companies and in such amounts, but not less than the replacement value of tangible collateral, as may be required by the Agent at any time in its sole discretion. All such policies shall (a) name the Agent (as agent for the Holders) and, if required under the documents evidencing the Senior Debt, the Senior Lender as the sole loss payees as to any casualty insurance and provide that no claim for loss or damage may be settled, adjusted or comprised without the prior written consent of the Agent and (b) name the Agent (as agent for the Holders) as an "additional insured" as to any liability insurance. All such policies shall further provide for 30 days' minimum written notice of modification or cancellation to the Agent, together with duplicate premium notices to the Agent, and the Borrower shall deliver to the Agent the original or duplicate policies, or certificates or other evidence satisfactory to the Agent, of compliance with the foregoing insurance provisions. The Borrower assumes all responsibility and liability arising from the use of the Collateral, either for negligence or otherwise, by whomsoever used, employed or operated, and will defend, indemnify and save the Agent and the Holders (and their respective officers, directors, employees, and agents) harmless from any and all claim, loss or damage to persons or property caused by the Collateral or by its use and operation. The Agent may, but shall not be obligated, to pay any premium with respect to any such insurance which the Borrower shall fail to timely pay.

         (g) Maintain security interests, reports. In addition to all other provisions hereof, the Borrower will from time to time at the sole expense of the Borrower, perform any and all steps and/or procedures requested by the Agent at any time to perfect and maintain the Agent's (and the Holders') security interest in the Collateral, including but not limited to transferring any part or all of the Collateral to the Agent or any nominee of the Agent including delivering the collateral to warehouses, placing and maintaining signs, appointing custodians, executing and filing financing statements and notices of lien, delivering to the Agent documents of title representing the Collateral or evidencing the Agent's security interest in any other manner acceptable to and requested by the Agent. If requested by the Agent, the Borrower will from time to time execute and deliver to the Agent assignments of accounts in form satisfactory to the Agent, but should the Borrower fail in any one or more instances to execute and deliver any such assignments of accounts, such failure shall not constitute a waiver or limitation of the within security interest in all of the Collateral (including said accounts) which shall remain in full force and effect.

         At the request of the Agent, the Borrower shall deliver to the Agent all original documents evidencing the sale and delivery of merchandise or the performance of labor or services which created any account, including but not limited to all original contracts, orders, invoices, bills of lading, warehouse receipts and shipping receipts, together with all collateral security and/or guarantees or other contracts of suretyship held by the Borrower in respect of the accounts, together with assignments of any of the foregoing where requested by the Agent.

         If at any time any part or all of the Collateral shall be in the possession or control of any of the Borrower's bailees, agents, or processors, the Borrower will notify such persons of the Agent's and Holders' security interest therein and upon the Agent's request, the Borrower will instruct such persons to hold all such Collateral for the Agent's and Holders' account and subject to the Agent's instructions and the Borrower will obtain and deliver to the Agent such instruments requested by the Agent pursuant to which such persons consent to the security interest granted herein, disclaim any interest in the Collateral, waive in favor of the Agent and the Holders all liens upon and claims to the Collateral or any part thereof, and authorize the Agent at any time to enter upon and remove the Collateral from any premises upon which the same may be located.

         (h) Further documentation. The Borrower shall, at its sole cost and expense, simultaneously herewith and upon the request of the Agent, at any time and from time to time, execute and deliver to the Agent one or more financing statements pursuant to the UCC, and any other papers, documents or instruments required by the Agent in connection herewith. The Borrower hereby authorizes the Agent to execute and file, at any time and from time to time, on behalf of the Borrower, one or more financing statements with respect to all or any part of the Collateral, the filing of which is advisable, in the sole judgment of the Agent, the Class A Majority Holders or the Class B Majority Holders, pursuant to the law of the State of New York, although the same may have been executed only by the Agent as secured party. The Borrower also irrevocably appoints the Agent, its agents, representatives and designees, as the Borrower's agent and attorney-in-fact, to execute and file, from time to time, on behalf of the Borrower, one or more financing statements with respect to all or any part of the Collateral, and to take such other steps as the Agent, the Class A Majority Holders or the Class B Majority Holders reasonably determine are necessary or desirable to perfect its or the Holders' liens in any Collateral and exercise their rights and remedies under this Agreement and the other Loan Documents, including any filings deemed necessary or advisable under federal patent, trademark or copyright laws.

         (i) Bona fide accounts. The Borrower warrants to the Agent and the Holders that each of the account debtors obligated on any account has legal capacity to contract and is indebted to the Borrower in the full amount indicated in the books and records of the Borrower and in any assignments executed and delivered to the Agent; that each account is bona fide and arises out of the sale and delivery of merchandise and/or the performance of labor or services.

         (j) Collection of accounts. Upon and following the occurrence of an event of default as hereinafter defined, all bills and statements sent to any customer or any account shall state that said account has been assigned to the Agent (as agent for the Holders) and is to be paid directly to the Agent at such address as the Agent may designate. The Agent may endorse the name of the Borrower on all notes, checks, drafts, bill of exchange, money orders, commercial paper of any kind whatsoever, and any other document or general intangible received in payment of or in connection with accounts or otherwise, and the Agent or any officer or employee thereof, is hereby irrevocably constituted and appointed the agent and attorney-in-fact for the Borrower for the foregoing purpose, and to receive, open and dispose of all mail addressed to the Borrower, and to notify the Post Office authorities to change the address for the delivery of mail addressed to the Borrower to such address(es) as the Agent may designate. Any bank or trust company is hereby irrevocably authorized to permit the Agent to deposit the proceeds of accounts so endorsed and to withdraw the same without inquiry as to the circumstances of endorsement or as to the purpose of withdrawal, and without being required to answer for the application by the Agent of the monies so withdrawn. The proceeds of accounts, received by the Agent, shall be applied to the Obligations but shall not constitute payment thereof until so applied, it being agreed that the order and method of such application shall be in the discretion of the Agent. From and after the occurrence of an event of default, any proceeds of an account or general intangible received by the Borrower shall be held in trust and paid over to the Agent in the exact form received, duly endorsed to the order of the Agent if payable to the Borrower.

         (k) Settlement of accounts. The Agent is authorized and empowered to compromise or extend the time for payment of any of the Collateral, for such amounts and upon such terms as the Agent may determine, and to accept the return of goods represented by any of the Collateral, all without notice to or consent by the Borrower and without discharging or affecting the obligations of the Borrower hereunder.

         (l) Payment of debtor's obligations, reimbursement. The Agent may in its discretion or at the direction of either the Class A Majority Holders or the Class B Majority Holders (but the Agent shall have no obligation to), for the account and expense of the Borrower (i) pay any amount or do any act which is required to be paid or done by the Borrower under this Agreement (including but not limited to the repair and insuring of Collateral and payment of taxes) and which the Borrower fails to do or pay as herein required, (ii) pay any sums due and owing by the Borrower to the landlord of any premises where any Collateral is located, and (iii) pay or discharge any lien, security interest or encumbrance in favor of anyone other than the Agent (or any Holders) which covers or affects the Collateral or any part thereof. The Borrower will promptly reimburse and pay the Agent (or any Holders) for any and all sums, costs, fees, and expenses which the Agent (or any Holders) may pay or incur by reason of defending, protecting or enforcing the security interest herein granted or the priority thereof or in enforcing payment of the Obligations or in discharging any lien or claim against the Collateral or any part thereof or in the exchange, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof or for the care of the Collateral, by litigation or otherwise, and with respect to either the Borrower, account debtors, guarantors of the Borrower and other persons, including but not limited to all court costs, collection charges, travel, and reasonable attorneys' fees and all reasonable expenses (including reasonable counsel fees) incident to the enforcement of payment of any obligations of the Borrower by any action or participation in, or in connection with, a case or proceeding under chapters 7, 11 or 13 of the Bankruptcy Code, or any successor statute thereto. All sums paid and all costs, expenses and liabilities incurred by the Agent (or any Holders) pursuant to the foregoing provisions, together with interest thereon at any default rate in effect under the Debentures, shall be added to and become part of the Obligations secured hereby.

         (m) Comply with Debentures. The Borrower shall comply with all terms and conditions of the Debentures and all other Loan Documents.

     4. Transfer of Collateral.

        Upon and following the occurrence of an event of default as hereinafter defined, the Agent may, at the direction of either the Class A Majority Holders or the Class B Majority Holders, whether or not any of the Obligations be due, in its name or in the name of the Borrower or otherwise, notify any account debtor or the obligor on any instrument to make payment to the Agent, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by the Agent with respect to, any of the Collateral, but shall be under no obligation to do so, and/or the Agent, acting at the direction of the Class A Majority Holders and the Class B Majority Holders, may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Borrower. If at any time any Holder should transfer its interest in any Debentures, or the Agent should resign and that resignation becomes effective as permitted under this Agreement, that Holder or the Agent, as the case may be, shall be fully discharged from all responsibility to the Borrower with respect to its interest in the Collateral.

     5. Defaults.

        The occurrence of any one or more of the following events shall constitute an event of default by the Borrower under this Agreement:

         (a) any "Event of Default" shall occur and be continuing under any of the Debentures or any other Loan Document;

         (b) if at any time the Class A Majority Holders or the Class B Majority Holders consider the Collateral or any part thereof unsatisfactory or insufficient, and the Borrower shall on demand fail to furnish other Collateral or make payment on account, satisfactory to both the Class A Majority Holders and the Class B Majority Holders;

         (c) if any warranty, representation or statement of fact made herein or furnished to the Agent (or any Holders) at any time by or on behalf of the Borrower proves to have been false in any material respect when made or furnished;

         (d) in the event of loss, theft, substantial damage or destruction of any of the Collateral or the making of any levy on, seizure or attachment of any of the Collateral; or

         (e) if the Borrower fails to observe or perform any of its covenants contained herein, and such failure continues for 30 days after receipt by the Borrower of notice thereof; or

         (f) if the Borrower shall execute or file a certificate or other instrument evidencing the legal change of name of the Borrower or commence using a tradename or change the address of its chief executive offices or any address where any Collateral is located or books and records are maintained without furnishing the Agent at least 15 business days' prior written notice thereof..

     6.  Remedies on Default.

         Upon the occurrence of an event of default relating to the bankruptcy or insolvency of the Borrower shall occur, all Obligations shall automatically, without notice or demand, be immediately due and payable; upon the occurrence of any other event of default or at any time thereafter, the Agent may, at the direction of either the Class A Majority Holders or the Class B Majority Holders without notice to or demand upon the Borrower, declare the Obligations owed to the Class A Holders or the Class B Holders, as applicable, immediately due and payable and the Agent (for the benefit of the Holders) shall have the following rights and remedies in addition to all rights and remedies of a secured party under the Uniform Commercial Code or other applicable statute or rule, in any jurisdiction in which enforcement is sought and all other rights and remedies under any other Loan Document or other agreement involving any Agent and the Borrower, all such rights and remedies being cumulative and not exclusive, and exercisable in any order and in any combination, at the direction of the Class A Majority Holders or the Class B Majority Holders:

              (a) The Agent may institute proceedings to collect all Obligations from the Borrower or anyone else who may be responsible for the payment of any Obligations.

              (b) The Agent may, at any time and from time to time, with or without process of law and with or without the aid and assistance of others, enter upon any premises in which the Collateral or any part thereof may be located and, without resistance or interference by the Borrower, take possession of the Collateral; and/or dispose of all or any part of the Collateral on any premises of the Borrower; and/or require the Borrower to assemble and make available to the Agent all or any part of the Collateral at any place and time designated by the Agent which is reasonably convenient to the Agent and the Borrower; and/or remove all or any part of the Collateral from any premises on which any part thereof may be located for the purpose of effecting preservation or sale or other disposition thereof; and/or sell, resell, lease, assign and deliver, or otherwise dispose of, the Collateral or any part thereof in its existing condition or following any commercially reasonable preparation or processing, at public or private proceedings, in one or more parcels at the same or different times with or without having the Collateral at the place of sale or other disposition for cash, upon credit or for future delivery, and in connection therewith the Agent may grant options, at such place or places and time or times and to such persons, firms or corporations as the Agent deems best, and without demand for performance or any notice or advertisement to the Borrower of the place and time of any public sale or of the place and time after which any private sale or other disposition may be made, and/or liquidate or dispose of the Collateral or any part thereof in any other commercially reasonable manner.

              If any of the Collateral is sold by the Agent upon credit or for future delivery, the Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Agent may resell such Collateral. The Borrower hereby waives all equity and right of redemption. The Agent may buy any part or all of the Collateral at any public sale and if any part of all of the Collateral is of a type which is the subject of widely distributed standard price quotations the Agent may buy at private sale, all free from any equity or right of redemption which is hereby waived and released by the Borrower, and the Agent may make payment therefor (by endorsement without recourse) in notes of the Borrower to the order of the Agent in lieu of cash to the amount then due thereon which the Borrower hereby agrees to accept.

              (c) The Agent (and any Holder acting at the direction of the Class A Majority Holders or the Class B Majority Holders) may appropriate, set off and apply for the payment of any or all of the Obligations for the ratable benefit of the Holders, any and all balances, sums, property, claims, credits, deposits, accounts, reserves, collections, drafts, notes, or other items or proceeds of the Collateral in or coming into the possession of the Agent or its agents and belonging or owing to the Borrower, without notice to the Borrower, and in such manner as the Agent may in its sole discretion determine.

              (d) Collect accounts receivable and any other sums owing to the Borrower directly, or through an agent or designee, or in the name of the Borrower.

              (e) Any of the proceeds of the Collateral received by the Borrower shall not be commingled with other property of the Borrower, but shall be segregated, held by the Borrower in trust for the Agent (as agent for the Holders) as the exclusive property of the Agent (as agent for the Holders), and the Borrower will immediately deliver to the Agent the identical checks, moneys or other proceeds of Collateral received, and the Agent shall have the right to endorse the name of the Borrower on any and all checks, or other forms of remittance received, where such endorsement is required to effect collection. The Borrower hereby designates, constitutes and appoints the Agent and any designee or agent of the Agent as attorney-in-fact of the Borrower, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to the Borrower, to notify the Post Office authorities to change the address for delivery of mail addressed to the Borrower, to such address as the Agent may designate; to endorse the name of the Borrower on any notes, acceptances, checks, drafts, money orders or other evidences of payment or proceeds of the Collateral that may come into the Agent's possession; to sign the name of the Borrower on any invoices, documents, drafts against account debtors of the Borrower, assignments, requests for verification of accounts and notices to debtors of the Borrower; to execute any endorsements, assignments, or other instruments of conveyance or transfer; and to do all other acts and things necessary and advisable in the sole discretion of the Agent to carry out and enforce this Agreement. All acts of said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

     7.   Liability Disclaimer.

          Under no circumstances whatsoever shall the Agent or any Holder be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, of any nature or kind whatsoever, or any matter or proceedings arising out of or relating thereto. The Agent (and the Holders) shall not be required to take any action of any kind to collect or protect any interest in the Collateral, including but not limited to any action necessary to preserve their, or the Borrower's rights against prior parties to any of the Collateral. The Agent (and the Holders) shall not be liable or responsible in any way for the safekeeping, care or custody of any of the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of any agent or bailee of the Agent or the Borrower, or of any carrier, forwarding agency or other person whomsoever, or for the collection of any proceeds, but the same shall be at the Borrower's sole risk at all times. The Borrower hereby releases the Agent and the Holders from any claims, causes of action and demands at any time arising out of or with respect to this Agreement or the Obligations, and any actions taken or omitted to be taken by the Agent or any Holders with respect thereto, and the Borrower agrees to defend and hold the Agent and the Holders harmless from and with respect to any and all such claims, causes of action and demands. The Agent's and the Holder's prior recourse to any part of all of the Collateral shall not constitute a condition of any demand for payment of the Obligations or of any suit or other proceeding for the collection of the Obligations. This provision is not intended to limit the Agent's responsibility to the Holders as provided in Section 9.

     8. Application of Proceeds. Upon the occurrence and during the continuance of an event or default (as described above), the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Agent in the following order of priorities, (subject to the prior right, if any, of the holders of the Senior Debt to those proceeds):

               first, to payment of the reasonable out-of-pocket expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all reasonable out-of-pocket expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent or any Holder is to be reimbursed pursuant to the Debentures, this Agreement or any corresponding provision of any of the other Loan Documents;

               second, to the ratable payment of accrued but unpaid interest (including post-petition interest) and fees constituting Obligations;

               third, to the ratable payment of unpaid principal of the Obligations;

               fourth, to the ratable payment of all other Obligations, until all such Secured Obligations shall have been paid in full; and

               finally, to payment to the Borrower or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

    9.  The Agent.

        9.1 Actions. Unless a specific provision of this Agreement provides that the Agent shall act only upon written directions or instructions from a specific percentage thereof, the Agent shall be deemed to be authorized on behalf of each Holder to act on behalf of such Holder under this Agreement and any other Loan Document and, in the absence of written instructions from both the Class A Majority Holders and the Class B Majority Holders received from time to time by the Agent (with respect to which the Agent agrees that it will, subject to the last two sentences of this section 9.1, comply, except as otherwise advised by counsel, to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other Loan Document by the Borrower. By accepting their Debentures, each Holder shall be deemed to have agreed to indemnify the Agent (which agreement shall survive any termination of such Holder's percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement, the Debentures or any other Loan Document, including the reimbursement of the Agent for all out-of-pocket expenses (including attorneys' fees) incurred by the Agent hereunder or in connection herewith or in enforcing the Obligations of the Borrower under this Agreement or any other Loan Document, in all cases as to which the Agent is not reimbursed by the Borrower; provided that no Holder shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or willful misconduct. The Agent shall not be required to take any action hereunder or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement or any other Loan Document, unless the Agent is indemnified to its reasonable satisfaction by the Holders against loss, costs, liability and expense. If any indemnity in favor of the Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

          In the event that the Agent following the occurrence of an event of default hereunder receives instructions from either the Class A Majority Holders or the Class B Majority Holders, as the case may be, to take any action to foreclose on or otherwise realize on the Collateral, the other Majority Holders shall not give any contrary instruction to the Agent and, if any such instruction is given, it shall have no force and effect.

         9.2 Exculpation. Neither the Agent nor any of its directors, officers, partners, employees or agents shall be liable to any Holder for any action taken or omitted to be taken by it under this Agreement, the Debentures, or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence. The Agent shall not be responsible to any Holder for any recitals, statements, representations or warranties herein or in any certificate or other document delivered in connection herewith or for the authorization, execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, or sufficiency of any of the Loan Documents, the financial condition of the Borrower or the condition or value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of any of the Loan Documents, the financial condition of the Borrower or the existence or possible existence of any default or event of default. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have presented by a proper person.

         9.3 Resignation of Agent. The Agent may resign as such at any time upon at least thirty (30) days' prior notice to the Borrower and all Holders, such resignation not to be effective until a successor Agent is in place. If the Agent at any time shall resign, the Class A Majority Holders and the Class B Majority Holders may jointly appoint another Holder as a successor Agent which shall thereupon become the Agent hereunder. If within 30 days after the retiring Agent's giving notice of resignation, no successor Agent shall have been so appointed by the Class A Majority Holders and the Class B Majority Holders, and shall have accepted such appointment, then the retiring Agent may, on behalf of the Holders appoint a financial institution organized under the laws of the United States and having a combined capital and surplus of at least $500,000,000. Should the successor Agent be a financial institution that, in the ordinary course of its business, serves as agent for lending facilities, the Borrower shall pay that successor Agent's reasonable fees for serving as successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents.

         9.4 Replacement of Agent. The Class A Majority Holders and the Class B Majority Holders may at any time and for any reason replace the Agent with a successor Agent jointly selected by them, upon at least ten days written notice to the Borrower and the other Holders. Should the successor Agent be a financial institution that, in the ordinary course of its business, serves as agent for lending facilities, the Borrower shall pay that successor

Agent's reasonable fees serving as an agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the terminated Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the terminated Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents.

         9.5 Debentures Held by the Agent. The Agent shall have the same rights and powers with respect to the Debentures held by it or any of its affiliates, as any Holder and may exercise the same as if it were not the Agent. The Borrower hereby waives, and each Holder shall be deemed to waive, any right to disqualify any Holder (including Cerberus) from serving as the Agent or any claim against that Holder for serving as Agent.

         9.6 Copies, etc. The Agent shall give prompt notice to each Holder of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement. The Agent will distribute to each Holder each instrument and other Loan Document received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Holders by the Agent in accordance with the terms of this Agreement. Notwithstanding anything herein contained to the contrary, all notices to and communications with the Borrower under this Agreement and the other Loan Documents shall be effected by the Holders through the Agent.

     10. Nonwaiver.

         No failure or delay on the part of the Agent in exercising any of its rights and remedies hereunder or otherwise shall constitute a waiver thereof, and no single or partial waiver by the Agent of any default or other right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

     11. Waivers by Borrower.

         The Borrower hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any of the Obligations or the Collateral and any and all other notices and demands whatsoever (except as expressly provided herein) whether or not relating to such instruments. In the event of any litigation at any time arising with respect to any matter connected with this Agreement or the Obligations, the Borrower hereby waives any and all defenses, rights of setoff and rights to interpose counterclaims of any nature. The Borrower also waives any right to assert that the Agent or any Holder has the duty to marshal any assets in favor of the Borrower or any other party or against or in payment of any Obligations.

     12. Modification.

         No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Agreement and to the provision so modified or limited, and executed by the party to be charged.

     13. Binding Effect.

         This Agreement and all Obligations of the Borrower hereunder shall be binding upon the successors or assigns of the Borrower, and shall, together with the rights and remedies of the Agent and the Holders hereunder, inure to the benefit of the Agent and the Holders and their respective successors and assigns.

     14. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by the internal laws of the State of New York, without giving effect to the choice of law rules thereof. The Borrower irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on the Borrower hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. The Borrower irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Borrower irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     15. Notices. All notices, consents, requests, and other communications under this Agreement shall be in writing and shall be effective: (a) upon delivery by hand; (b) one day after being deposited with a recognized overnight delivery service; or (c) three days after being deposited in the United States mail, first-class, postage prepaid, registered or certified, return receipt requested in each case addressed to such party as follows (or to such other address as hereafter may be designated in writing by such party to the other party):

                  If to Borrower:

                           Logimetrics, Inc.
                           50 Orville Drive
                           Bohemia, NY  11716
                           Attn:  President

                  If to the Agent:

                           Cerberus Partners, L.P.
                           450 Park Avenue - 28th Floor
                           New York, NY  10022

     16. Severability.

         If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

     17. No Jury Trial.

         Each of Borrower and the Agent (for itself and the Holders) hereby waives any right to request a trial by jury in any litigation with respect to any aspect of this Agreement and represents that it has consulted with counsel specifically with respect to this waiver.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Borrower and the Agent have executed or caused this Agreement to be executed as of the date first written above.


                                              LOGIMETRICS, INC.



                                              By:  /s/Charles S. Brand
                                                   _________________________
                                                   Name:Charles S. Brand
                                                   Title:Chairman and Chief
                                                         Executive Officer


                                              CERBERUS PARTNERS, L.P., as Agent



                                              By:/s/Seth P. Plattus
                                                 ___________________________
                                                 Name: Seth P. Plattus,
                                                 Title:  Managing Director